SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             Form 8-K
                          CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities and
                      Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                       September 22, 1996



                       ULTRAMAR CORPORATION
- ---------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)



   Delaware               1-11154                   13-3663331
 -----------            -----------             -------------------
  (State of             (Commission                (IRS Employer
incorporation           File Number             Indentification No.



Two Pickwick Plaza, Greenwich, Connecticut          06830
- ------------------------------------------        ----------
 (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (203) 622-7000

Item 5.  Other Events.

      On September 22, 1996, Ultramar Corporation ("UC") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Diamond Shamrock, Inc. ("DSI"). Pursuant to the Merger Agreement, DSI will be merged with and into UC. In connection with the Merger Agreement, DSI granted UC an option to purchase up to 19.9% of the common stock of DSI pursuant to a Stock Option Agreement (the "DSI Stock Option Agreement") dated as of September 22, 1996. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. Also in connection with the Merger Agreement, UC granted DSI an option to purchase up to 19.9% of the common stock of UC, on terms substantially similar to those contained in the DSI Stock Option Agreement, pursuant to a Stock Option Agreement (the "UC Stock Option Agreement") dated as of September 22, 1996. In addition, UC entered into an amendment dated as of September 22, 1996, (the "Rights Agreement Amendment") to its Right Agreement dated as of June 25, 1992, as amended by the First Amendment dated as of October 26, 1992, and the Amendment dated as of May 10, 1994 (as amended, the "Rights Agreement"), for the purpose of excluding DSI and any of its wholly-owned subsidiaries from the definition of Acquiring Person solely as a result of DSI's execution and delivery of the Merger Agreement or the UC Stock Option Agreement or the consummation of the transactions contemplated by the Merger Agreement or the UC Stock Option Agreement. Copies of the Merger Agreement, Rights Agreement Amendment, Rights Agreement, DSI Stock Option Agreement, UC Stock Option Agreement and press release announcing execution of the Merger Agreement are attached hereto as Exhibits 2.1, 4.1, 4.2, 10.1, 10.2 and 99.1, respectively, and by this reference made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       1.  Financial Statements of Business Acquired. Not Applicable.

       2.  Pro Forma Financial Information. Not Applicable.

       3.  Exhibits. See the Index to Exhibits attached hereto.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ULTRAMAR CORPORATION
                                   -----------------------
                                       (Registrant)

Dated:  September 25, 1996

                                   By: /s/ H. Pete Smith
                                      --------------------------------
                                      Name:  H. Pete Smith
                                      Title: Senior Vice President and
                                             Chief Financial Officer

                          EXHIBIT INDEX




      Exhibit        Description                                 Page

        2.1          Agreement and Plan of Merger between
                     Ultramar Corporation and Diamond
                     Shamrock, Inc. dated as of
                     September 22, 1996.

        4.1          Amendment dated as of September 22,
                     1996, to the Rights Agreement dated
                     as of June 25, 1992 between Ultramar
                     Corporation and Registrar and
                     Transfer Company (as successor rights
                     agent to First City, Texas-Houston,
                     National Association), as amended by
                     the First Amendment dated as of
                     October 26, 1992 and the Amendment
                     dated as of May 10, 1994.

        4.2          Rights Agreement dated as of June 25,
                     1992 between Ultramar Corporation and
                     Registrar and Transfer Company (as
                     successor rights agent to First City,
                     Texas-Houston, National Association),
                     as amended by the First Amendment
                     dated as of October 26, 1992, and the
                     Amendment dated as of May 10, 1994
                     (incorporated by reference to
                     Registration Statement on Form S-1
                     (File No. 33-47586), Exhibit 4.2;
                     Quarterly Report on Form 10-Q for the
                     Quarter Ended September 30, 1992,
                     Exhibit 4.2; Annual Report on Form
                     10-K for the Year Ended December 31,
                     1994, Exhibit 4.3).

        10.1         Stock Option Agreement dated as of
                     September 22, 1996 between Diamond
                     Shamrock, Inc., as Issuer, and
                     Ultramar Corporation, as Grantee.

        10.2         Stock Option Agreement dated as of
                     September 22, 1996 between Ultramar
                     Corporation, as Issuer, and Diamond
                     Shamrock, Inc., as Grantee.

        99.1         Press Release dated September 23,
                     1996.



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